UNITED STATES
          SECURITIES AND EXCHANGE COMMISSION
                Washington, D.C. 20549


                       FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
1934



Date of Report (Date of earliest event reported) May 12,1997


        Krupp Cash Plus-II Limited Partnership


            Massachusetts           0-15816
      04-2915326
(State or other jurisdiction of(Commission (IRS employer incorporation or organization) file number) identification no.)


470 Atlantic Avenue, Boston, Massachusetts
                02210
(Address of principal executive offices)
             (Zip Code)



                    (617) 423-2233
 (Registrant's telephone number, including area code)

Item 2.    Acquisition or Disposition of Assets

Disposition of Brookwood Village Mall and Convenience
Center

On March 6, 1997, Krupp Cash Plus-II Limited
Partnership (the "Partnership") and its Joint Venture
Partner, BRI Texas Apartments Limited Partnership,
(collectively referred to here in as the "Joint
Venture Partners") entered into a Real Estate Exchange
Contract to exchange Brookwood Village Mall and
Convenience Center ("Brookwood Village"), a shopping center containing 474,083 net leasable square feet located in Birmingham, Alabama, with Colonial Realty
Limited Partnership, an unaffiliated third party. The transaction was consummated on May 12, 1997.
Consideration received in the exchange consisted of cash and two multi-family apartment complexes totaling $32,422,220. Each Joint Venture Partner will receive 50% of the net sales proceeds. As of May 22, 1997, the Partnership had received cash of $15,854,415, net of the Partnership's share of the closing costs of $221,587.


Item 7.    Financial Statements, Proforma Financial
Information and Exhibits

      (a)  Financial Statements
           Response: Not applicable

(b)   Pro Forma Financial Information

On May 12, 1997, Krupp Cash Plus-II Limited
Partnership (the "Partnership") and its Joint Venture
Partner (collectively referred to herein as the "Joint
Venture Partners") exchanged Brookwood Village Mall and Convenience Center ("Brookwood Village") with
Colonial Realty Limited Partnership for consideration of cash and two multi-family apartment complexes totaling $32,422,220.

The Partnership has presented in this Form 8-K, a Pro
Forma Balance Sheet at March 31, 1997 and Pro Forma
Statements of Operations for the three months ended
March 31, 1997 and for the year ended December 31, 1996. See Note 1 to the Pro Forma Financial
Statements for further discussion of this matter.

                      KRUPP CASH PLUS-II LIMITED PARTNERSHIP

                              PRO FORMA BALANCE SHEET
March 31, 1997

(unaudited)

                                     ASSETS

                                         Actual at    Pro Forma      Pro Forma
                                     March 31, 1997 Adjustments   March 31, 1997
                                      (Note 1)      (Note 1)      (Note 1)
Real estate assets:
   Multi-family apartment complex,
      less accumulated depreciation
      of $4,750,118
                                      $   5,729,819                $   5,729,819
   Retail centers, less accumulated
      depreciation of $14,541,194
                                         36,020,513                   36,020,513
   Investment in Joint Venture           16,525,857  (16,525,857)           -
   Mortgage-backed securities ("MBS"),
      net of accumulated amortization    6,839,069                     6,839,069

         Total real estate assets        65,115,258  (16,525,857)     48,589,401

Cash and cash equivalents                 6,749,571                    6,749,571
Other assets                                602,572                      602,572

         Total assets                 $  72,467,401 $(16,525,857)  $  55,941,544

                         LIABILITIES AND PARTNERS' EQUITY

Liabilities:
   Accounts payable                   $     8,197                  $       8,197
   Accrued expenses and other
      liabilities                         673,045                        673,045
   Due to affiliates                        6,923                          6,923

         Total liabilities                688,165           -            688,165

Partners' equity                       71,779,236    (16,525,857)     55,253,379

         Total liabilities and
            Partners' equity          $72,467,401   $(16,525,857)  $  55,941,544







                            See accompanying note to
                      pro forma financial statements
                     KRUPP CASH PLUS-II LIMITED PARTNERSHIP

                        PRO FORMA STATEMENT OF OPERATIONS
For the Three Months Ended March 31, 1997

(unaudited)

                               As Reported
                              for the Three                 Pro Forma for the
                               Months Ended     Pro Forma   Three Months Ended
                              March 31, 1997   Adjustments      March 31, 1997
                                 (Note 1)        (Note 1)          (Note 1)


Revenue:
  Rental                      $    1,738,839                   $      1,738,839
  Partnership's share of
     Joint Venture net loss         (538,037)        538,037               -
  Interest income - MBS              154,336                            154,336
  Interest income - other            109,360                            109,360

     Total revenue                 1,464,498         538,037          2,002,535

Expenses:
  Operating                          220,795                            220,795
  Maintenance                         99,534                             99,534
  General and administrative         177,319                            177,319
  Real estate taxes                  217,649                            217,649
  Management fees                     91,061                             91,061
  Depreciation                       532,546                            532,546

     Total expenses                1,338,904            -             1,338,904

Net income                    $      125,594  $      538,037   $        663,631
















                            See accompanying note to
                         pro forma financial statements

                    KRUPP CASH PLUS-II LIMITED PARTNERSHIP

                        PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 1996

(unaudited)

                           As Reported for                      Pro Forma for
                            the Year Ended      Pro Forma       the Year Ended
                           December 31, 1996   Adjustments      December 31,
1996
                               (Note 1)          (Note 1)          (Note 1)

Revenue:
  Rental                   $      6,524,291                    $ 6,524,291
  Partnership's share of
     Joint Venture net
     loss                        (3,923,070)       3,923,070          -
  Interest income - MBS             687,690                        687,690
  Interest income - other           475,288                        475,288

     Total revenue                3,764,199        3,923,070      7,687,269

Expenses:
  Operating                         948,743                         948,743
  Maintenance                       545,017                         545,017
  General and
     administrative                 440,178                          440,178
  Real estate taxes                 779,921                          779,921
  Management fees                   374,702                          374,702
  Depreciation                    2,131,487                        2,131,487

     Total expenses               5,220,048             -          5,220,048

Net income (loss)          $     (1,455,849)  $    3,923,070   $   2,467,221











                            See accompanying note to
                         pro forma financial statements.

                     KRUPP CASH PLUS-II LIMITED PARTNERSHIP

                     NOTE TO PRO FORMA FINANCIAL STATEMENTS



(1)Basis of Presentation

The Pro Forma Balance Sheet at March 31, 1997 is based on the historical Balance Sheet of the Partnership as reported on Form 10-Q for the quarter ended March 31, 1997. The Pro Forma adjustment represents an adjustment to the Partnership's investment in Brookwood Village Joint Venture (the
"Joint Venture") to show the effect of the exchange.
The Pro Forma Balance Sheet at March 31, 1997 reflects the balance sheet as if the exchange had occurred prior to March 31, 1997.

The Pro Forma Statement of Operations for the three months ended March 31, 1997 is based on the historical Statement of Operations of the Partnership as reported on Form 10-Q for the three months ended
March 31, 1997.  The Pro Forma Statement of
Operations for the year ended December 31, 1996 is based on the historical Statement of Operations for the Partnership as presented in the annual report on Form 10-K for the year ended December 31, 1996. The
Pro Forma adjustments represent the Partnership's share of Brookwood Village's net loss for the respective period presented. The Pro Forma
Statements of Operations for the three months ended
March 31, 1997 and for the year ended December 31, 1996 reflect the results of operations of the Partnership as if the Joint Venture Partners had exchanged Brookwood Village prior to January 1, 1996.
The Pro Forma Statements of Operations do not reflect any gain or loss which may be recognized by the Partnership as a result of the exchange.

(c)Exhibits

1.Real Estate Exchange Contract dated March 6, 1997 between Brookwood Village Joint Venture and Colonial
Realty Limited Partnership.

2. First Amendment to Real Estate Exchange Contract dated April 4, 1997 between Brookwood Village Joint
Venture and Colonial Realty Limited Partnership.

3. Second Amendment to Real Estate Exchange Contract dated April 25, 1997 between Brookwood Village Joint
Venture and Colonial Realty Limited Partnership.

4. Closing Statement dated May 12, 1997 between
Brookwood Village Joint Venture and Colonial Realty
Limited Partnership.

                                   SIGNATURE


Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                 Krupp Cash Plus-II Limited Partnership
                                             (Registrant)





                                 BY:  /s/Wayne H. Zarozny
                                      Wayne H. Zarozny
                                      Treasurer and Chief Accounting Officer
                                      of the Krupp Corporation, a General
                                      Partner.



DATE: May 27, 1997
      D